November 5, 2020 Third Quarter 2020 Earnings

2 CautionaryHOLLYWOOD Notes UPDATE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, the anticipated impact of COVID-19 on our business, and our expected liquidity are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation our ability to execute our business strategy; risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to maintain and realize the full value of our license agreements; the ongoing level of popularity of our products with consumers; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; increases in tariffs, trade restrictions or taxes; risks related to Brexit; counterfeit product risks; risks relating to intellectual property; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations; risks related to the recent coronavirus outbreak; changes in effective tax rates; foreign currency exchange rate exposure; economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised, risks relating to our organizational structure; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Form 10-Q for the quarter ended September 30, 2020 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward- looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 IS BUILT ON THE PRINCIPLE THAT EVERYONE IS A FAN OF SOMETHING… FUNKO 2020

4 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of September 2020. FUNKO 2020

5 Q3HOLLYWOOD Summary and UPDATE Operational Highlights Q3 2020 Financial Summary Q3 2020 Operational Highlights Strong consumer demand within the domestic mass-market Net sales of $191.2 million and third party e-commerce channels Gross margin(1) increased 30bps to 38.6% Funko’s direct-to-consumer e-commerce sales increased more than 150% compared to prior year SG&A expenses decreased 21.5% to $41.2 million Loungefly branded products grew 25% compared to prior year, Net income of $15.6 million driven by strong momentum on Loungefly.com and within wholesale channels Net income margin increased 120 bps to 8.2% 70% of sales were attributable to evergreen content Adjusted EBITDA(2) of $36.2 million Expansion of Adjusted EBITDA margin(2) to 18.9% driven by strong gross margin(1) and cost controls Adjusted EBITDA margin(2) increased 70bps to 18.9% Increased profitability, combined with close management of Total liquidity(3) of $106.9 million as of September 30, 2020 working capital, drove a 53% increase in total liquidity(3) compared to prior year Cash flow from operations increased 87% to $28.1 million (1) Gross margin is calculated as net sales less cost of sales (exclusive of depreciation and amortization) as a percentage of net sales. (2) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. (3) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility.

6 Q3HOLLYWOOD & YTD Earnings UPDATE Summary 3Q’20 3Q’19 % Change YTD’20 YTD’19 % Change $ in millions, except per share amounts, unaudited Net Sales $191.2 $223.3 (14.4%) $426.0 $581.6 (26.7%) Gross Profit(1) $73.7 $85.5 (13.8%) $164.9 $220.1 (25.1%) Gross Margin %(1) 38.6% 38.3% 38.7% 37.8% SG&A 41.2 52.4 (21.5%) 127.6 136.5 (6.6%) D&A 11.9 10.5 13.5% 33.9 31.1 9.1% Income From Operations $20.7 $22.6 (8.6%) $3.4 $52.5 (93.5%) Operating Margin % 10.8% 10.1% 0.8% 9.0% Net Income (Loss) $15.6 $15.5 0.3% ($5.1) $34.1 (115.1%) Adjusted Net Income(2) $16.1 $19.9 (19.2%) $3.6 $41.1 (91.2%) Adjusted Net Income Margin(2) 8.4% 8.9% 0.9% 7.1% Adjusted Earnings per Share(2) $0.31 $0.38 (18.4%) $0.07 $0.79 (91.1%) Adjusted EBITDA(2) $36.2 $40.6 (10.9%) $47.0 $97.3 (51.7%) Adjusted EBITDA Margin %(2) 18.9% 18.2% 11.0% 16.7% (1) Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. (2) Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable GAAP measures for Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income Margin is defined as Adjusted Net Income divided by Net Sales.

7 HOLLYWOODQ3 & YTD Active UPDATE Properties & Net Sales per Active Property Active Properties & Net Sales per Active Property Third Quarter Year to Date Active Properties Net Sales per Active Property 850 805 $1,200 800 715 737 750 $500 $1,000 700 627 600 650 $400 $800 500 550 $300 $789 $600 400 $356 300 450 $267 $200 $529 $400 200 $100 350 $200 100 $- 0 $- 250 Q3'19 Q3'20 YTD'19 YTD'20 Active Properties up 14% Active Properties up 9% Net Sales per Active Property Down 25% Net Sales per Active Property Down 33% Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content Net sales per active property fell in the quarter reflecting continued impacts from COVID-19 on specific channels and regions

8 TopHOLLYWOOD Properties UPDATE Breakout Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q3’20 Commentary 1 9%* 6%* 4%* 9%* 7%* The top property in 2 Q3’20 represented 7% of sales 3 Evergreen properties accounted for 70% of 4 sales in Q3’20 5 6 7 8 9 10 Top 10 *% of net sales Properties 38% 38% 31% 40% 40% % of Net Sales

9 Q3HOLLYWOOD & YTD Product UPDATE Category Performance Figures Other Third Quarter Year to Date Third Quarter Year to Date 18% 29% 1% 16% Decrease Decrease Decrease Decrease $176.5 $472.3 $46.8 $46.2 $109.2 $145.0 $92.3 $333.7 Q3'19 Q3'20 YTD'19 YTD'20 Q3'19 Q3'20 YTD'19 YTD'20 The figures category decline was primarily due to the continued impact in specific channels and regions from COVID-19 in the quarter; the other category benefited from Loungefly branded products which increased 25% in the quarter

10 SomethingHOLLYWOOD for UPDATE Everyone Fans can find their something as the world of Funko continues to expand with new product categories FIGURES OTHER 76% of 24% of Sales* Sales* *% of net sales for Q3’ 20

11 Q3HOLLYWOOD & YTD Geographic UPDATE Performance United States International Third Quarter Year to Date Third Quarter Year to Date 4% 16% 34% 46% Decrease Decrease Decrease Decrease $147.3 $378.9 $140.9 $76.0 $202.7 $317.3 $50.3 $108.7 Q3'19 Q3'20 YTD'19 YTD'20 Q3'19 Q3'20 YTD'19 YTD'20 In the United States, there continued to be strong consumer demand within the mass-market, 3rd party e-commerce and Funko’s direct-to-consumer channels; As expected, the International business was more impacted from COVID-19, especially within the Europe as their customer base is more specialty in nature

12 Q3HOLLYWOOD & YTD Adjusted UPDATE EBITDA(1) Adjusted EBITDA(1) Third Quarter Year to Date 11% 52% Decrease Decrease $40.6 $97.3 $36.2 $47.0 Q3'19 Q3'20 YTD'19 YTD'20 Adjusted EBITDA 18.2% 18.9% 16.7% 11.0%6.6% Margin(1) Strong gross margin and cost controls drove an increase in Adjusted EBITDA margin(1) of 70bps to 18.9% in Q3 (1) See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales.

13 Q3HOLLYWOOD & YTD Adjusted UPDATE Net Income(1) Adjusted Net Income(1) Third Quarter Year to Date 19% 91% Decrease Decrease $19.9 $41.1 $16.1 $3.6 Q3'19 Q3'20 YTD'19 YTD'20 Adjusted Net Income 8.9% 8.4% 7.1% 0.9%6.6% Margin(1) Adjusted Net Income margin(1) declined by 50bps primarily due to higher depreciation and amortization as a percentage of net sales, which was partially offset by improved gross margin and SG&A as a percent of net sales in the quarter (1) See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales.

14 KeyHOLLYWOOD Balance Sheet UPDATE Highlights YoY % Change $ in millions, unaudited 9/30/2020 9/30/2019 Cash & Cash Equivalents $31.9 $13.5 136.4% Accounts Receivable, net $136.3 $163.1 (16.4%) Inventory $72.6 $94.3 (23.0%) Total Debt(1) $208.1 $237.7 (12.5%) Total Liquidity(2) $106.9 $70.0 52.8% (1) Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount (2) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility.

15 LiquidityHOLLYWOOD Overview UPDATE Total Liquidity(1) $106.9 $101.7 $87.0 $75.1 $75.2 $74.4 $70.0 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Funko’s liquidity position remains strong and increased 52.8% from Q3’19 levels (1) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility.

Supplemental Financial Information

17 CondensedHOLLYWOOD Consolidated UPDATE Statements of Operations Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 (In thousands, except per share data) Net sales $ 191,229 $ 223,307 $ 426,028 $ 581,571 Cost of sales (exclusive of depreciation and amortization shown separately below) 117,504 137,801 261,103 361,455 Selling, general, and administrative expenses 41,167 52,424 127,590 136,539 Depreciation and amortization 11,887 10,472 33,947 31,127 Total operating expenses 170,558 200,697 422,640 529,121 Income from operations 20,671 22,610 3,388 52,450 Interest expense, net 2,875 3,620 8,221 11,455 Other expense, net 779 577 1,450 423 Income (loss) before income taxes 17,017 18,413 (6,283) 40,572 Income tax expense (benefit) 1,420 2,865 (1,139) 6,464 Net income (loss) 15,597 15,548 (5,144) 34,108 Less: net income (loss) attributable to non- controlling interests 5,801 6,909 (229) 18,142 Net income (loss) attributable to Funko, Inc. $ 9,796 $ 8,639 $ (4,915) $ 15,966 Earnings (loss) per share of Class A common stock: Basic $ 0.28 $ 0.27 $ (0.14) $ 0.54 Diluted $ 0.27 $ 0.25 $ (0.14) $ 0.50 Weighted average shares of Class A common stock outstanding: Basic 35,483 32,055 35,155 29,555 Diluted 35,904 34,503 35,155 31,712

18 CondensedHOLLYWOOD Consolidated UPDATE Balance Sheets September 30, December 31, 2020 2019 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 31,895 $ 25,229 Accounts receivable, net 136,300 151,564 Inventory 72,603 62,124 Prepaid expenses and other current assets 11,944 20,280 Total current assets 252,742 259,197 Property and equipment, net 58,771 65,712 Operating lease right-of-use assets 55,679 62,901 Goodwill 124,634 124,835 Intangible assets, net 209,335 221,492 Deferred tax asset 56,884 57,547 Other assets 4,738 4,783 Total assets $ 762,783 $ 796,467 Liabilities and Stockholders’ Equity Current liabilities: Line of credit $ - $ 25,822 Current portion of long-term debt, net of unamortized discount 22,462 13,685 Current portion of operating lease liabilities 12,612 11,314 Accounts payable 40,843 42,531 Income taxes payable 155 637 Accrued royalties 31,574 34,625 Accrued expenses and other current liabilities 44,918 28,955 Total current liabilities 152,564 157,569 Long-term debt, net of unamortized discount 185,659 202,816 Operating lease liabilities, net of current portion 55,594 61,622 Deferred tax liability 303 341 Liabilities under tax receivable agreement, net of current portion 62,369 61,554 Other long-term liabilities 3,609 7,421 Commitments and Contingencies (Note 6) Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 35,486 and 34,918 shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively 4 3 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 14,040 and 14,515 shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively 1 1 Additional paid-in-capital 213,365 204,174 Accumulated other comprehensive income 244 791 Retained earnings 15,527 20,442 Total stockholders’ equity attributable to Funko, Inc. 229,141 225,411 Non-controlling interests 73,544 79,733 Total stockholders’ equity 302,685 305,144 Total liabilities and stockholders’ equity $ 762,783 $ 796,467

19 CondensedHOLLYWOOD Consolidated UPDATE Statements of Cash Flows Nine Months Ended September 30, 2020 2019 (In thousands) Operating Activities Net income (loss) $ (5,144) $ 34,108 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation, amortization and other 35,929 32,254 Equity-based compensation 7,494 9,830 Amortization of debt issuance costs and debt discounts 1,006 893 Deferred tax expense (benefit) 1,237 (172) Other 1,715 (84) Changes in operating assets and liabilities: Accounts receivable, net 13,507 (19,643) Inventory (11,115) (8,759) Prepaid expenses and other assets 15,163 1,527 Accounts payable (1,595) 24,310 Income taxes payable (465) (3,522) Accrued royalties (3,045) (1,240) Accrued expenses and other liabilities 5,658 (6,516) Net cash provided by operating activities 60,345 62,986 Investing Activities Purchases of property and equipment (14,704) (27,155) Acquisitions of businesses and related intangible assets, net of cash - (6,369) Net cash used in investing activities (14,704) (33,524) Financing Activities Borrowings on line of credit 28,267 22,543 Payments on line of credit (55,103) (23,383) Debt issuance costs (569) (411) Payments of long-term debt (8,814) (8,813) Contributions from continuing equity owners 177 - Distributions to continuing equity owners (3,496) (22,905) Payments under tax receivable agreement (165) - Proceeds from exercise of equity-based options 41 2,210 Net cash used in financing activities (39,662) (30,759) Effect of exchange rates on cash and cash equivalents 687 1,303 Net increase in cash and cash equivalents 6,666 6 Cash and cash equivalents at beginning of period 25,229 13,486 Cash and cash equivalents at end of period $ 31,895 $ 13,492

20

Reconciliation of Non-GAAP Financial Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
	(In thousands, except per share data)			
Net income (loss) attributable to Funko, Inc.	$ 9,796	$ 8,639	$ (4,915)	$ 15,966
Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock [(1)]	5,801	6,909	(229)	18,142
Equity-based compensation [(2)]	2,456	3,715	7,494	9,830
Acquisition transaction costs and other expenses [(3)]	-	733	-	383
Customs investigation and related costs [(4)]	-	2,907	-	3,357
Certain severance, relocation and related costs [(5)]	1,178	180	2,184	180
Foreign currency transaction loss [(6)]	778	577	1,449	423
Income tax expense [(7)]	(3,937)	(3,766)	(2,350)	(7,222)
Adjusted net income	$ 16,072	$ 19,894	$ 3,633	$ 41,059
Adjusted net income margin [(8)]	8.4 %	8.9 %	0.9 %	7.1 %
Weighted-average shares of Class A common stock outstanding-basic	35,483	32,055	35,155	29,555
Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock	16,047	20,510	15,770	22,556
Adjusted weighted-average shares of Class A stock outstanding - diluted	51,530	52,565	50,925	52,111
Adjusted earnings per diluted share	$ 0.31	$ 0.38	$ 0.07	$ 0.79

(1) Represents the reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income (loss) was attributable to non-controlling interests.

(2) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.

(3) Represents legal, accounting, and other related costs incurred in connection with acquisitions and other potential transactions.

(4) Represents legal, accounting and other related costs incurred in connection with the Company's investigation of the underpayment of customs duties at Loungefly. For the nine months ended September 30, 2019, includes the accrual of a contingent liability of $0.5 million related to potential penalties that may be assessed by U.S. Customs in connection with the underpayment of customs duties at Loungefly.

(5) For the three and nine months ended September 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom. The Company also incurred charges to impaired right-of-use leased and fixed assets related to Funko Animation Studios and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the three and nine months ended September 30, 2019, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom.

(6) Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts.

(7) Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented.

(8) Adjusted net income margin is calculated as Adjusted net income as a percentage of net sales.

Funko

21

Reconciliation of Non-GAAP Financial Metrics

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
	(amounts in thousands)			
Net income (loss)	$ 15,597	$ 15,548	$ (5,144)	$ 34,108
Interest expense, net	2,875	3,620	8,221	11,455
Income tax expense (benefit)	1,420	2,865	(1,139)	6,464
Depreciation and amortization	11,887	10,472	33,947	31,127
EBITDA	$ 31,779	$ 32,505	$ 35,885	$ 83,154
Adjustments:				
Equity-based compensation (1)	2,456	3,715	7,494	9,830
Acquisition transaction costs and other expenses (2)	-	733	-	383
Customs investigation and related costs (3)	-	2,907	-	3,357
Certain severance, relocation and related costs (4)	1,178	180	2,184	180
Foreign currency transaction loss (5)	778	577	1,449	423
Adjusted EBITDA	$ 36,191	$ 40,617	$ 47,012	$ 97,327
Adjusted EBITDA margin (6)	18.9 %	18.2 %	11.0 %	16.7 %

(1) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.

(2) Represents legal, accounting, and other related costs incurred in connection with acquisitions and other potential transactions.

(3) Represents legal, accounting and other related costs incurred in connection with the Company's investigation of the underpayment of customs duties at Loungefly. For the nine months ended September 30, 2019, includes the accrual of a contingent liability of $0.5 million related to potential penalties that may be assessed by U.S. Customs in connection with the underpayment of customs duties at Loungefly.

(4) For the three and nine months ended September 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom. The Company also incurred charges to impaired right-of-use leased and fixed assets related to Funko Animation Studios and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the three and nine months ended September 30, 2019, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom.

(5) Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts.

(6) Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales.